THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND IT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

                                                      Void after April 10, 2000


                                STOCK PURCHASE WARRANT


       This Stock Purchase Warrant ("Warrant") is issued, for good and valuable consideration, receipt of which is hereby acknowledged, to Torrey Pines Securities, (the "Purchaser"), by ImageWare Software, Inc., a California corporation (the "Company").

       1.     PURCHASE OF SHARES; PURCHASE PRICE.   Subject to the terms and
conditions hereinafter set forth, the holder of this Warrant is entitled, upon surrender of this Warrant at the office of the Company at 15373 Innovation Drive, San Diego, California 92128 (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company 11,250 shares of Common Stock for $2.50 per share. The shares of Common Stock of the Company issuable upon exercise of this Warrant are hereinafter referred to as the "Shares".

       2.     EXERCISE PERIOD.   This Warrant is exercisable at any time from
July 31, 1995 until 5 o'clock PM, San Diego, California time on April 10, 2000, at which time this Warrant shall expire.

       3.     METHOD OF EXERCISE.   During the period this Warrant remains
outstanding and exercisable in accordance with Section 2 above, the holder may exercise this Warrant in whole or in part, by:

              (a) surrendering this Warrant, together with a duly executed copy of the form of Subscription attached hereto to the Secretary of the Company at its principal offices; and

              (b) paying to the Company an amount equal to the aggregate Exercise Price of the number of Shares being purchased.

       4.     ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES.   The number of
Shares purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time only as follows:

              (a) The Exercise Price of this Warrant and the number of Shares issuable upon exercise of this Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares of stock, reclassification, recapitalization or other similar event affecting the number of outstanding shares of Common Stock, as follows:

                     (i) The Exercise Price in effect at the time of such event shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such event, and of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to such event. Such adjustment shall be made successively whenever any event specified above shall occur.

                     (ii) Whenever the Exercise Price payable upon exercise of this Warrant is adjusted pursuant to subparagraph (i) above, the number of Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Shares initially issuable upon exercise of this Warrant by the initial Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

              (b) In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the shares payable in (i) securities of the Company (other than Shares of Common Stock) or (ii) assets (excluding cash dividends paid or payable solely out of retained earnings), then in each case, the holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such event, shall receive, in addition to the Shares issuable on such exercise prior to such date, the securities or other assets of the Company to which such holder would have been entitled upon such date if such holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

              (c) In case of any merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such reorganization or merger, or any sales of all or substantially all of the assets of the Company (any such transaction being hereinafter referred to as a "Reorganization"), then, in each case, (i) the holder of this Warrant shall be provided with written notice of the proposed Reorganization at least thirty (30) days prior to the proposed Reorganization date, and (ii) the holder of this Warrant, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the Shares issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon the Effective Date if such Holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

              (d) In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the holder of this Warrant in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the computation of such adjustment.

       5.     DILUTION OR IMPAIRMENT.   The Company will not, by amendment of
its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance of performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will at all times reserve and keep available a number of its authorized Shares of Common Stock, free from all preemptive rights therein, which will be sufficient to permit the exercise of this Warrant and (b) shall take all such action as may be necessary or appropriate in order that all Shares as may be issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

       6.     PRE-EXERCISE RIGHTS.   Prior to exercise of this Warrant, the
holder shall not be entitled to any rights of a shareholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of shareholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company, except as set forth herein.

       7.     RESTRICTED SECURITIES.   The holder understands that this
Warrant and the Shares purchasable hereunder constitute "restricted securities" under the federal securities laws inasmuch as they have been, or will be, acquired from the Company in transactions not involving a public offering and accordingly may not, under such laws and applicable regulations, be resold or transferred without registration under the Securities Act of 1933, as amended, or an applicable exemption from registration. The holder further acknowledges that the Shares and any other securities issued upon exercise of this Warrant shall bear a legend substantially in the form of the legend appearing on the face hereof.

       8.     CERTIFICATION OF INVESTMENT PURPOSE.   Unless a current
registration statement under the Securities Act of 1933, as amended (the
"Act"), shall be in effect with respect to the offer and sale of the securities to be issued upon exercise of this Warrant, the holder of this Warrant covenants and agrees that, at the time of exercise hereof, such holder will deliver to the Company a written certification that the securities acquired by the holder upon exercise hereof are for the account of the holder, are being acquired for investment purposes only and are not being acquired with a view to, or for sale in connection with, any public distribution thereof.

       9.     RESTRICTIONS ON TRANSFER; REGISTRATION RIGHTS.

              (a) The Holder agrees that prior to making any disposition of the Warrants or the Shares, the Holder shall give written notice to the Company describing briefly the manner in which any such proposed disposition is to be made; and no such disposition shall be made if the Company has notified the Holder that in the opinion of counsel reasonably satisfactory to the Holder a registration statement or other notification or post-effective amendment thereto (hereinafter collectively a "Registration Statement") under the Act is required with respect to such disposition and no such Registration Statement has been filed by the Company with, and declared effective, if necessary.

       10.    LOST, STOLEN, MUTILATED OR DESTROYED WARRANT.   If this Warrant is
lost, stolen, mutilated or destroyed, the Company shall, upon receipt of a reasonable agreement to indemnify the Company, and, in the case of a mutilated warrant, upon the surrender thereof, issue in the name requested a new warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.

       11.    SUCCESSORS AND ASSIGNS.   The terms and provisions of this Warrant
shall inure to the benefit of, and be binding upon, the Company and the holders hereof and their respective successors and permitted assigns.

       12.    GOVERNING LAW.   This Warrant shall be governed by and construed
in accordance with the substantive laws of the State of California without regard to principles of conflicts of laws.


Date: July 31, 1995                       IMAGEWARE SOFTWARE, INC.


                                          By: /s/ S. JAMES MILLER, Jr.
                                             -------------------------------
                                             S. JAMES MILLER, JR.,
                                             PRESIDENT, CEO

                                     SUBSCRIPTION

ImageWare Software, Inc.
Attn: Corporate Secretary



       The undersigned hereby elects to purchase, pursuant to the provisions of the Stock Purchase Warrant issued by ImageWare Software, Inc. and held by the undersigned, ________ Shares of Common Stock of ImageWare Software, Inc.

       Payment of the purchase price per Share required under such Warrant, accompanies this Subscription.

       The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account, for investment purposes only and not for resale or with a view to distribution of such Shares or any part thereof.


DATE:
     ---------------

SIGNATURE:
          ------------------------------

ADDRESS:
        --------------------------------

        --------------------------------

NAME IN WHICH SHARES SHOULD BE REGISTERED:


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